                                                                    EXHIBIT 31.2
                                   CERTIFICATION
I, Gary L. Cook, certify that:

     1. I have reviewed this report on Form 10-QSB/A of Cognigen Networks, Inc.;

     2. Based on my knowledge, this report does not contain any untrue statement of a  material  fact or omit to  state a  material  fact  necessary  to make the statements made, in light of the circumstances  under which such statements were made, not misleading with respect to the period covered by this report;

     3. Based on my knowledge,  the financial  statements,  and other  financial information included in this report, fairly present in all material respects the financial condition,  results of operations and cash flows of the small business issuer as of, and for, the periods presented in this report;

     4.  The  small  business  issuer's  other  certifying  officers  and  I are responsible for establishing and maintaining  disclosure controls and procedures
(as  defined  in  Exchange  Act Rules  13a-15(e)  and  15d-15(e))  for the small business issuer and have:

     (a)  Designed  such  disclosure  controls  and  procedures,  or caused such
          disclosure   controls  and   procedures  to  be  designed   under  our
          supervision, to ensure that material information relating to the small business  issuer,  including its  consolidated  subsidiaries,  is made known to us by others within those entities,  particularly  during the period in which this report is being prepared;

     (b)  Omitted

     (c)  Evaluated the effectiveness of the small business issuer's  disclosure controls and procedures  and presented in this report our  conclusions about the effectiveness of the disclosure controls and procedures,  as of the  end of the  period  covered  by  this  report  based  on  such evaluation; and

     (d)  Disclosed  in this  report any change in the small  business  issuer's internal  control over financial  reporting  that occurred  during the small business issuer's most recent fiscal quarter (the small business issuer's  fourth fiscal  quarter in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the small business issuer's internal control over financial reporting;
          and

     5. The small  business  issuer's  other  certifying  officer(s)  and I have disclosed,  based  on our  most  recent  evaluation  of  internal  control  over financial  reporting,  to the small  business  issuer's  auditors  and the audit committee  of the  small  business  issuer's  board  of  directors  (or  persons performing the equivalent functions):

     (a)  All significant deficiencies in the material weakness in the design or operation  of internal  control  over  financial  reporting  which are reasonably  likely to  adversely  affect the small  business  issuer's
          ability   to  record,   process,   summarize   and  report   financial
          information; and

     (b)  Any fraud, whether or not material,  that involves management or other employees who have a significant  role in the small business  issuer's internal controls over financial reporting.

Date: May 21, 2004                  /s/ Gary L. Cook
                                    ------------------------------------
                                    Gary L. Cook
                                    Title: Chief Financial Officer